EXHIBIT 10.3

AMENDMENT NO. 12 TO CREDIT AGREEMENT

This AMENDMENT NO. 12 TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 14, 2008 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver and amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 5.11. Section 5.11(d) of the Credit Agreement is hereby amended and restated as follows:

“(d) the Credit Parties may pay (i) as and when due and payable, regularly scheduled payments of interest only at the non-default rate on Subordinated Indebtedness, subject to the terms of the subordination provisions applicable thereto, and (ii) on or after the date of the Twelfth Amendment, a one-time payment of accrued interest on the Subordinated Indebtedness equal to $2,000,000.00.”

2 Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended to add the following defined term in proper alphabetical order:

(b) “‘Twelfth Amendment’ means that certain Amendment No. 12 to Credit Agreement dated as of April 14, 2008 among Borrowers, the other Credit Parties party thereto, the Agent and the Lenders.”

3 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)

the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)	upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

4 Miscellaneous.

4.1 Effect; Ratification.

(a)	Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party (other than the ASCI Credit Parties) reaffirms its guaranty of the Obligations and the Liens securing those guaranties, notwithstanding the release of the guaranties and Liens granted by the ASCI Credit Parties.

(b)	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)	Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

4.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this

Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.4 Loan Document. This Amendment shall constitute a Loan Document.

4.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	Executive Vice President and Chief Financial Officer of each of the entities listed above

ITG AUTOMOTIVE SAFETY UK LIMITED

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON APPAREL SERVICES COMPANY
BURLINGTON INDUSTRIES V, LLC
BWW CT, INC.
CLIFFSIDE DENIM LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BI PROPERTIES I, INC.
BURLINGTON INTERNATIONAL SERVICES COMPANY
BURLINGTON INDUSTRIES IV, LLC
BURLINGTON WORLDWIDE INC.
BILLC ACQUISITION LLC
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.
ASCI HOLDINGS GERMANY (DE), INC.
ASCI HOLDINGS ASIA PACIFIC (DE), LLC
ASCI HOLDINGS EUROPE, INC.
ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	Executive Vice President and Chief Financial Officer of each of the entities listed above

VALENTEC WELLS, LLC

By:	/s/ Neil Koonce
Name:	Neil Koonce
Title:	Sole Manager

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

By:	/s/
Name:
Title:

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/
Name:
Title:

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/
Name:
Title:

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/
Name:
Title: